Prospectus Supplement -- May 6, 2005*

AXP Partners International Aggressive Growth Fund (12/30/04) S-6243-99 G


The information in the "Investment Manager" section regarding American Century Global Investment Management, Inc. (ACGIM) has been amended to read as follows:

ACGIM

Michael Perelstein, Vice President and Senior Portfolio Manager, has been a member of the team since joining American Century in October 2004. Prior to joining American Century, Mr. Perelstein was chief investment officer and managing partner with Ellis Island Partners LLC from May 2002 to October 2004 and executive vice president and head of international equities with Schroder Investment Management from January 1997 to May 2002. He has a BA in economics from Brandeis University, an MA in economics from the University of Chicago and an MBA in finance from the University of Chicago.

Keith Creveling, Vice President and Portfolio Manager, has been a member of the American Century team that manages International Growth since April 2002. Mr. Creveling joined American Century in October 1999. He is a CFA charterholder.

ACGIM is located at the Chrysler Center, 666 Third Avenue, 23rd Floor, New York, New York. ACGIM, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC. Effective January 2005, ACGIM manages the portion of the Fund's portfolio previously managed by American Century. The change of subadviser is the result of corporate restructuring of American Century and will not result in any modifications to the investment objective, principal investment strategies, portfolio managers, or the subadvisory fees of the Fund as stated in the SAI.



S-6243-6 A (5/05)

Valid until next update
* Destroy Dec. 30, 2005